Exhibit d(5)

                                                         Translation from French


                    [Letterhead of Natexis Banque Populaire]

                                          NOTICE TO THE BENEFICIARIES OF OPTIONS

CAEN PROCESSING CENTER
ISSUER REGISTERED SERVICE
10 rue des Roquemonts - 14099 CAEN CEDEX 9
Tel.: 02 31 45 18 55 - Facsimile: 02 31 45 18 93

Date:
Account:
Issuer:



GENESYS SA OPTION PLAN

WE HEREBY INFORM YOU THAT THE BOARD OF DIRECTORS DATED OCTOBER 10, 1997 DECIDED TO INSTITUTE A SUBSCRIPTION STOCK OPTION PLAN FOR SNE, IN ACCORDANCE WITH THE EXTRAORDINARY SHAREHOLDERS' MEETING OF __________.



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 Outstanding quantity of rights       Unit price       Date of end of the plan
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                                     i.e. (1)

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(1) 1 euro equaling 6.55957 French Francs.

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A French societe anonyme with a capital of (euro) 557,402,864 - Siren 542 044
524 Registry of Commerce and Companies of Paris
Headquarters : 45, rue Saint Dominique, 75007 Paris

TO EXERCISE YOUR OPTION, please send back the section below duly completed

.................................................................................
                         STATEMENT OF EXERCISE OF OPTION

I, the undersigned

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                                           NEW ADDRESS

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                                           References: o


hereby state that I subscribe / purchase registered securities for a unit price of equivalent to (1):
i.e. a global amount of (2):
by partial/total exercise of the option GENESYS SA that I hold.

                                                        Date and signature

(2) to be paid by check to the order of our institution.